ARROW DWA BALANCED FUND

CLASS A SHARES:  DWAFX

CLASS C SHARES:  DWATX

INSTITUTIONAL CLASS SHARES:  DWANX

ARROW DWA TACTICAL FUND

CLASS A SHARES:  DWTFX

CLASS C SHARES:  DWTTX

INSTITUTIONAL CLASS SHARES:  DWTNX

1-877-277-6933

(1-877-ARROW-FD)
www.arrowfunds.com

SUPPLEMENT DATED MARCH 5, 2014
TO THE PROSPECTUS DATED DECEMBER 1, 2013

_____________________________________________________________________________________________

The following sections of the Prospectus are deleted in their entirety and replaced as follows:

1)

Fund Summary – “Portfolio Managers”

Harold Parker Senior Portfolio Manager Since August 2006	John Lewis Portfolio Manager Since August 2006

2)

Management of the Funds – “Portfolio Managers – Arrow DWA Fund Series”

Security selection for the Arrow DWA Fund Series is made by a team that consists of portfolio managers and analysts.  The members of the team who are jointly and primarily responsible for the day-to-day management of the Arrow DWA Fund Series are Harold Parker and John Lewis.  Both portfolio managers are Chartered Market Technicians, a professional designation in market analysis.  Each portfolio manager has managed the Funds since their inception dates.

Harold Parker

Senior Portfolio Manager

Mr. Parker joined DWA in August of 1994.  He began his investment career with E. F. Hutton & Co. in 1978 as a registered representative and later became a portfolio manager.  He moved to Smith Barney in 1985.  Mr. Parker was one of the original portfolio managers of Smith Barney's Portfolio Management (PM) Program, which provided discretionary institutional portfolio management.  He has also authored several original research papers on technical analysis.  Mr. Parker graduated from the University of California, Davis with a B.S. in Agricultural Science and Management.

John Lewis

Portfolio Manager

Mr. Lewis joined DWA in June of 2002.  Prior to DWA, he worked for Nicolas-Applegate from 1997 to 2000 as a performance analyst, and Linsco Private Ledger from 1996 to 1997 as a portfolio accountant.  From 2000 until 2002, Mr. Lewis attended the University of Southern California.  Mr. Lewis is actively furthering research on the application of relative strength to portfolio management.  Mr. Lewis holds a Bachelor of Business Administration from the University of San Diego and an MBA from the University of Southern California.

The Funds' Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers, and the portfolio managers' ownership of Funds shares.

*    *    *    *    *    *

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information each dated December 1, 2013, and as supplemented from time to time, which provide information that you should know about each Fund before investing.  These documents are available upon request and without charge by calling the Funds toll-free at 1-877-277-6933.  The Prospectus may be obtained by visiting the Funds’ website at www.arrowfunds.com.  You should retain this Supplement for future reference.